Exhibit 10.11

AMENDMENT NO. 10 TO CREDIT AGREEMENT

AMENDMENT NO. 10 TO CREDIT AGREEMENT, dated as of April 27, 2020 (this “Amendment”), to the Amended and Restated Credit Agreement dated as of February 14, 2017 (as amended by Amendment No. 1 to Credit Agreement dated as of March 31, 2017, Amendment No. 2 to Credit Agreement dated June 2, 2017, Amendment No. 3 to Credit Agreement dated February 5, 2018, Amendment No. 4 to Credit Agreement dated March 6, 2018, Amendment No. 5 to Credit Agreement dated May 24, 2018, Amendment No. 6 to Credit Agreement dated as of July 5, 2018, Amendment No. 7 to Credit Agreement dated as of February 6, 2019, Amendment No. 8 to Credit Agreement dated as of June 26, 2019, Amendment No. 9 dated as of October 30, 2019, and as otherwise amended, supplemented and modified from time to time, the “Credit Agreement”) among NGL Energy Partners LP, a Delaware limited partnership (“Parent”), NGL Energy Operating LLC, a Delaware limited liability company (“Borrowers’ Agent”), each subsidiary of the Parent identified as a “Borrower” under the Credit Agreement (together with the Borrowers’ Agent, each, a “Borrower” and collectively, the “Borrowers”), each subsidiary of Parent identified as a “Guarantor” under the Credit Agreement (together with the Parent, each, a “Guarantor” and collectively, the “Guarantors”) Deutsche Bank AG, New York Branch, as technical agent (in such capacity, together with its successors in such capacity, the “Technical Agent”) and Deutsche Bank Trust Company Americas (“DBTCA”), as administrative agent for the Secured Parties (in such capacity, together with its successors in such capacity, the “Administrative Agent”) and as collateral agent for the Secured Parties (as defined below) (in such capacity, together with its successors in such capacity, the “Collateral Agent”) and each financial institution identified as a “Lender” or an “Issuing Bank” under the Credit Agreement (each, a “Lender” and together with the Technical Agent, the Administrative Agent and the Collateral Agent, the “Secured Parties”).
RECITALS
WHEREAS, the Borrowers have requested certain amendments to the Credit Agreement; and
WHEREAS, the Lenders have agreed to amend the Credit Agreement solely upon the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree as follows:
1.Defined Terms. Unless otherwise noted herein, terms defined in the Credit Agreement and used herein shall have the respective meanings given to them in the Credit Agreement.

2.Amendment to Section 2.15(a) (Letters of Credit) of the Credit Agreement. Clause (i) of Section 2.15(a) of the Credit Agreement is hereby amended by deleting the reference to “$500,000,000” as it appears at the end of such clause and inserting in lieu thereof the following “the Total Working Capital Revolving Commitment”.

3.Amendment to Section 6.17(b) (Risk Management Policy) of the Credit Agreement. Section 6.17(b) of the Credit Agreement is hereby amended by deleting Section 6.17(b) in its entirety and inserting in lieu thereof the following:

“(b)    Keep the Risk Management Policy in full force and effect, and in accordance therewith, conduct its business in compliance with the Risk Management Policy, including ensuring that the Credit Parties’ Net Open Positions at no time exceed (i) 350,000 barrels or barrel equivalents of Crude Oil, (ii) 550,000 barrels of Natural Gas Liquids, and (iii) 150,000 barrels or barrel equivalents of Refined Petroleum Products and Renewable Products.”
4.Amendment to Schedule 1.1A (Revolving Credit Commitments) to the Credit Agreement. Schedule 1.1A of the Credit Agreement is hereby amended by deleting such Schedule in its entirety and inserting in lieu thereof the Schedule attached hereto as Exhibit A.

5.Representations and Warranties; No Default. To induce the Lenders to enter into this Amendment, each Credit Party that is a party hereto (by delivery of its respective counterpart to this Amendment) hereby (i) represents and warrants to the Administrative Agent and the Lenders that after giving effect to this Amendment, its representations and warranties contained in the Credit Agreement and other Loan Documents are true and correct in all material respects (except that any such representation or warranty that is qualified by materiality shall be true and correct in all respects as so qualified) on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date); (ii) represents and warrants to the Administrative Agent and the Lenders that it (x) has the requisite power and authority to make, deliver and perform this Amendment; (y) has taken all necessary corporate, limited liability company, limited partnership or other action to authorize its execution, delivery and performance of this Amendment, and (z) has duly executed and delivered this Amendment and (iii) certifies that no Default or Event of Default has occurred and is continuing under the Credit Agreement (after giving effect to this Amendment) or will result from the making of this Amendment.

6.Effectiveness of Amendments. This Amendment shall become effective upon the first date on which each of the following conditions has been satisfied:

(a)Amendment Documents. The Administrative Agent shall have received this Amendment, duly executed and delivered by (i) each of the Credit Parties, (ii) the Lenders constituting the Required Lenders and, (iii) with respect to each Lender increasing its Commitment to a Facility pursuant to this Amendment, such Lender;

(b)Proceedings and Documents. All corporate and other proceedings pertaining directly to this Amendment and all documents, instruments directly incident to this Amendment shall be satisfactory to the required Lenders and their respective counsel and the Technical Agent shall have received all such counterpart originals or certified or other copies of such documents as the Technical Agent may reasonably request, and

(c)Fees and Expenses. The Borrowers’ Agent shall pay to the Administrative Agent the aggregate amount of the amendment fees due to the Lenders that return their counterparts to this Amendment prior to the deadline identified for such counterparts, which amendment fee shall be an amount, for each such Lender, equal to the product of (x) such Lender’s Commitment, multiplied by (y) 2.5 basis points.

7.Limited Effect. Except as expressly provided hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or the other Loan Documents or for any purpose, except as expressly set forth herein, or a consent to any further or future action on the part of any Credit Party that would require the waiver or consent of the Lenders. Upon the execution of this Agreement by each of the parties hereto, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement and each reference in the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

8.GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAW OF THE STATE OF NEW YORK.

9.Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart hereof by facsimile, email transmission and electronic signatures shall have the same legal effect, validity and enforceability as a manually executed signature, as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar State laws based on the Uniform Electronic Transactions Act.

10.Headings. Section or other headings contained in this Amendment are for reference purposes only and shall not in any way affect the meaning or interpretation of this Amendment.

11.Guarantor Acknowledgement. Each Guarantor party hereto hereby (i) consents to the modifications to the Credit Agreement contemplated by this Amendment, (ii) acknowledges and agrees that its guaranty pursuant to Section 10.18 of the Credit Agreement is, and shall remain, in full force and effect after giving effect to the Amendment, and (iii) reaffirms its grant of security under the Security Agreement to support the Secured Obligations.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWERS’ AGENT AND BORROWER:

NGL ENERGY OPERATING LLC,
a Delaware limited liability company

By:	/s/ Robert W. Karlovich III

Name:	Robert W. Karlovich III

Title:	Chief Financial Officer and Executive Vice President

PARENT:

NGL ENERGY PARTNERS LP,
a Delaware limited partnership, in its capacity as Parent and as Guarantor

By:	/s/ Robert W. Karlovich III

Name:	Robert W. Karlovich III

Title:	Chief Financial Officer and Executive Vice President

[Signature Page to Amendment No. 10 to Credit Agreement]

GUARANTORS:
ANTICLINE DISPOSAL, LLC
CENTENNIAL ENERGY, LLC
CENTENNIAL GAS LIQUIDS ULC
CHOYA OPERATING, LLC
GRAND MESA PIPELINE, LLC
NGL CRUDE CUSHING, LLC
NGL CRUDE LOGISTICS, LLC
NGL CRUDE TERMINALS, LLC
NGL CRUDE TRANSPORTATION, LLC
NGL ENERGY EQUIPMENT, LLC
NGL ENERGY FINANCE CORP.
NGL ENERGY HOLDINGS II, LLC
NGL ENERGY LOGISTICS, LLC
NGL ENERGY OPERATING LLC
NGL ENERGY PARTNERS LP
NGL LIQUIDS, LLC
NGL MARINE, LLC
NGL MILAN INVESTMENTS, LLC
NGL SOUTH RANCH, INC.
NGL SUPPLY TERMINAL COMPANY, LLC
NGL SUPPLY WHOLESALE, LLC
NGL WATER PIPELINES, LLC
NGL WATER SOLUTIONS, LLC
NGL WATER SOLUTIONS DJ, LLC
NGL WATER SOLUTIONS EAGLE FORD, LLC
NGL WATER SOLUTIONS - ORLA SWD, LLC
NGL WATER SOLUTIONS PERMIAN, LLC
TRANSMONTAIGNE LLC
TRANSMONTAIGNE SERVICES LLC

By:	/s/ Robert W. Karlovich III

Name:	Robert W. Karlovich III

Title:	Chief Financial Officer and Executive Vice President

[Signature Page to Amendment No. 10 to Credit Agreement]

GUARANTORS (continued):
HILLSTONE ENVIRONMENTAL PARTNERS, LLC
GGCOF HEP BLOCKER, LLC
GGCOF HEP BLOCKER II, LLC
HEP INTERMEDIATE HOLDCO, LLC
HEP INTERMEDIATE HOLDCO SUB, LLC
HEP OPERATIONS HOLDINGS, LLC
HEP OPERATIONS, LLC
HEP SHALEWATER SOLUTIONS, LLC
HILSTONE DACO 76, LLC
HILLSTONE DACO PERMIAN, LLC
HILLSTONE PERMIAN PIPELINE, LLC
HILLSTONE PERMIAN PIPELINE LOVING BR, LLC
HILLSTONE PERMIAN POKER LAKE, LLC
HILLSTONE PERMIAN RATTLESNAKE, LLC
HILLSTONE PERMIAN REAGAN, LLC
HILLSTONE PERMIAN SHULTZ, LLC
HILLSTONE PERMIAN ST. LUCIA, LLC
HILLSTONE PERMIAN ADAMS, LLC
HILLSTONE PERMIAN HAMILTON, LLC
SAND LAKE MIDSTREAM, LLC
HILLSTONE PERMIAN ARTHUR, LLC
HILLSTONE PERMIAN CLEVELAND, LLC
HILLSTONE PERMIAN GARFIELD, LLC
HILSTONE PERMIAN HAYES, LLC
HILLSTONE PERMIAN HARRISON, LLC
HILLSTONE PERMIAN KNOX, LLC
HILLSTONE PERMIAN MADISON, LLC
HILLSTONE PERMIAN MCKINLEY, LLC
HILLSTONE PERMIAN MONROE, LLC
HILLSTONE PERMIAN ROOSEVELT, LLC
HILLSTONE PERMIAN TAFT, LLC
HILLSTONE PERMIAN WILSON, LLC
LOVING FORTRESS, LLC
RED ROCK MIDSTREAM, LLC
DACO PERMIAN 76, LLC
HILLSTONE PERMIAN FORTRESS, LLC
AWR DISPOSAL, LLC
NGL DELAWARE BASIN HOLDINGS, LLC

By:	/s/ Robert W. Karlovich III

Name:	Robert W. Karlovich III

Title:	Chief Financial Officer and Executive Vice President

[Signature Page to Amendment No. 10 to Credit Agreement]

SECURED PARTIES:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent and as Collateral Agent

By:	/s/ Shai Bandner

Name:	Shai Bandner

Title:	Director

By:	/s/ Juan Martin

Name:	Juan Martin

Title:	Managing Director

DEUTSCHE BANK AG, NEW YORK BRANCH,
as a Lender, as Swingline Lender, as an Issuing Bank and as Technical Agent

By:	/s/ Shai Bandner

Name:	Shai Bandner

Title:	Director

By:	/s/ Juan Martin

Name:	Juan Martin

Title:	Managing Director

[Signature Page to Amendment No. 10 to Credit Agreement]

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Jason S. York

Name:	Jason S. York

Title:	Authorized Signatory

TORONTO DOMINION BANK, NEW YORK BRANCH,
as a Lender

By:	/s/ Michael Boroweicki

Name:	Michael Boroweicki

Title:	Authorized Signatory

BNP PARIBAS,
as a Lender and Issuing Bank

By:
Name:
Title:

By:
Name:
Title:

ABN AMRO CAPITAL USA LLC,
as a Lender

By:	/s/ Darrell Holley

Name:	Darrell Holley

Title:	Managing Director

By:	/s/ Anna C. Ferreira

Name:	Anna C. Ferreira

Title:	Vice President

[Signature Page to Amendment No. 10 to Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION
as a Lender

By:	/s/ Kyle T. Helfrich

Name:	Kyle T. Helfrich

Title:	Vice President

MIZUHO BANK, LTD.,
as a Lender

By:	/s/ Edward Sacks

Name:	Edward Sacks

Title:	Authorized Signatory

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Nathan Starr

Name:	Nathan Starr

Title:	Director

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Sydney G. Dennis

Name:	Sydney G. Dennis

Title:	Director

UBS AG, STAMFORD BRANCH,
as a Lender

By:	/s/ Darlene Arias

Name:	Darlene Arias

Title:	Director

By:	/s/ Anthony Joseph

Name:	Anthony Joseph

Title:	Associate Director

[Signature Page to Amendment No. 10 to Credit Agreement]

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Jamie Minieri

Name:	Jamie Minieri

Title:	Authorized Signatory

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:
Name:
Title:

By:
Name:
Title:

CITIZENS BANK, N.A.,
as a Lender

By:	/s/ Scott Donaldson

Name:	Scott Donaldson

Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Stephanie Balette

Name:	Stephanie Balette

Title:	Authorized Officer

RAYMOND JAMES BANK, N.A.,
as a Lender

By:
Name:
Title:

[Signature Page to Amendment No. 10 to Credit Agreement]

BBVA USA,
as a Lender

By:	/s/ Mark H. Wolf
Name: Mark H. Wolf

Title:	Senior Vice President

BANC OF AMERICA CREDIT PRODUCTS, INC.,
as a Lender

By:
Name:
Title:

By:
Name:
Title:

MACQUARIE BANK LIMITED,
as a Lender

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Amendment No. 10 to Credit Agreement]

EXHIBIT A
TO AMENDMENT NO. 10

SCHEDULE 1.1A
REVOLVING CREDIT COMMITMENTS

Lender	Working Capital Commitment Amount	Acquisition Commitment Amount	Total Commitment Amount	Percentage
Deutsche Bank AG, New York Branch	$29,943,668.59	$172,556,331.41	$202,500,000.00	10.5744%
Royal Bank of Canada	$29,943,668.59	$172,556,331.41	$202,500,000.00	10.5744%
Toronto-Dominion Bank, New York Branch	$24,398,544.78	$140,601,455.22	$165,000,000.00	8.6162%
BNP Paribas	$46,482,127.84	$93,517,872.16	$140,000,000.00	7.3107%
ABN AMRO Capital USA LLC	$19,223,095.88	$110,776,904.12	$130,000,000.00	6.7885%
PNC Bank, National Association	$18,483,746.04	$106,516,253.96	$125,000,000.00	6.5274%
Mizuho Bank Ltd.	$18,483,746.04	$106,516,253.96	$125,000,000.00	6.5274%
Wells Fargo Bank, N.A.	$18,483,746.04	$106,516,253.96	$125,000,000.00	6.5274%
Barclays Bank PLC	$18,483,746.04	$106,516,253.96	$125,000,000.00	6.5274%
UBS AG, Stamford Branch	$13,751,907.06	$79,248,092.94	$93,000,000.00	4.8564%
Goldman Sachs Bank USA	$13,308,297.15	$76,691,702.85	$90,000,000.00	4.6997%
Credit Suisse AG, Cayman Island Branch	$29,881,367.90	$60,118,632.10	$90,000,000.00	4.6997%
Citizens Bank, N.A.	$11,090,247.63	$63,909,752.37	$75,000,000.00	3.9164%
JPMorgan Chase Bank, N.A.	$11,090,247.63	$63,909,752.37	$75,000,000.00	3.9164%
Raymond James Bank, N.A.	$16,600,759.94	$33,399,240.06	$50,000,000.00	2.6110%
BBVA USA	$7,393,498.41	$42,606,501.59	$50,000,000.00	2.6110%
Banc of America Credit Products, Inc.	$16,317,280.45	$15,682,719.55	$32,000,000.00	1.6710%
Macquarie Bank Limited	$6,640,303.99	$13,359,696.01	$20,000,000.00	1.0444%
TOTALS	$350,000,000.00	$1,565,000,000.00	$1,915,000,000.00	100.0000%